Cheniere Energy, Inc. FID and Corporate Update Presentation June 24, 2025

Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical or present facts or conditions, included or incorporated by reference herein are “forward- looking statements.” Included among “forward-looking statements” are, among other things: • statements regarding the ability of Cheniere Energy Partners, L.P. to pay or increase distributions to its unitholders or Cheniere Energy, Inc. to pay or increase dividends to its shareholders or participate in share or unit buybacks; • statements regarding Cheniere Energy, Inc.’s or Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from their respective subsidiaries; • statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefied natural gas (“LNG”) terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions thereof, by certain dates or at all; • statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed LNG terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions thereof, by certain dates or at all; • statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of LNG imports into or exports from North America and other countries worldwide, or purchases of natural gas, regardless of the source of such information, or the transportation or other infrastructure, or demand for and prices related to natural gas, LNG or other hydrocarbon products; • statements regarding any financing transactions or arrangements, or ability to enter into such transactions; • statements relating to Cheniere’s capital deployment, including intent, ability, extent, and timing of capital expenditures, debt repayment, dividends, share repurchases and execution on the capital allocation plan; • statements regarding our future sources of liquidity and cash requirements; • statements relating to the construction of our proposed liquefaction facilities and natural gas liquefaction trains (“Trains”) and the construction of our pipelines, including statements concerning the engagement of any engineering, procurement and construction ("EPC") contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto; • statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, natural gas, liquefaction or storage capacities that are, or may become, subject to contracts; • statements regarding counterparties to our commercial contracts, construction contracts and other contracts; • statements regarding our planned development and construction of additional Trains or pipelines, including the financing of such Trains or pipelines; • statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities; • statements regarding our business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues, capital expenditures, maintenance and operating costs, free cash flow, run rate SG&A estimates, cash flows, EBITDA, Consolidated Adjusted EBITDA, distributable cash flow, distributable cash flow per share and unit, deconsolidated debt outstanding, and deconsolidated contracted EBITDA, any or all of which are subject to change; • statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items; • statements relating to our goals, commitments and strategies in relation to environmental matters; • statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions; • statements regarding our anticipated LNG and natural gas marketing activities; and • any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “develop,” “estimate,” “example,” “expect,” “forecast,” “goals,” ”guidance,” “intend,” “may,” “opportunities,” “plan,” “potential,” “predict,” “project,” “propose,” “pursue,” “should,” “subject to,” “strategy,” “target,” “will,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. Annual Reports on Form 10-K filed with the SEC on February 20, 2025 and Quarterly Reports on Form 10-Q filed with the SEC on May 8, 2025, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors.” These forward-looking statements are made as of the date of this presentation, and other than as required by law, we undertake no obligation to update or revise any forward-looking statement or provide reasons why actual results may differ, whether as a result of new information, future events or otherwise. Reconciliation to U.S. GAAP Financial Information The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended. Schedules are included in the appendix hereto that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. Safe Harbor Statements 2

Premier Global LNG Infrastructure Platform

#1
LNG OPERATOR IN NORTH AMERICA

11%+
OF GLOBAL LIQUEFACTION CAPACITY

60+ MTPA
TOTAL PRODUCTION CAPACITY(1)

~4,160
CARGOES EXPORTED FROM CHENIERE PROJECTS(2)

45
COUNTRIES & REGIONS DELIVERED TO FROM CHENIERE

~$50B
INVESTMENT IN INFRASTRUCTURE(1)

~8%
OF US NATURAL GAS PRODUCTION PROCESSED DAILY AT SPL & CCL

100+
NATURAL GAS SUPPLIERS

35+
LONG-TERM, CREDITWORTHY COUNTERPARTIES

~95%
CONTRACTED THROUGH MID-2030s


equinor
EDF
centrica
edp
ORLEN
galp
BASF
ENGIE
Naturgy
Canadian Natural
TOURMALINE
APA Corporation
ARC
Chevron
eog resources
TRAFIGURA
GLENCORE
IBERDROLA
endesa
TotalEnergies
woodside
PETRONAS
GAIL
PetroChina
KOGAS
KOSPO
Vitol
PERTAMINA
sinochem
ENN 新奥
佛燃能源 FORAN ENERGY
posco
ptt
Cheniere LNG deliveries since inception

Market Leading Platform with Global Scale Underpinned by Unmatched Commercial Portfolio & Execution Excellence

(1) Includes ~15 mtpa under construction or recently completed at CCL Stage 3 and CCL Midscale Trains 8&9, inclusive of debottlenecking.
(2) As of June 24, 2025.

3
CHENIERE

419 435 475 510 540 563 594 1,116 1,203 1,277 1,351 1,458 1,491 1,563 0 500 1,000 1,500 2,000 2024 2025 2026 2027 2028 2029 2030 Global LNG Supply (MT) Global Regasification Capacity (MT) 0 900 1,800 2,700 3,600 4,500 $0 $50 $100 $150 $200 $250 $300 2021 2022 2023 2024 2025 G a s P ri ce s ($ /M M B tu ) & L N G S h a re P ri ce HH TTF JKM LNG Share Price Source: Bloomberg, Cheniere Research, Wood Mackenzie. (1) S&P / Moody’s / Fitch. (2) Reflects long-term FOB, DES, IPM contracts, including contracts tied to future growth. (3) As of 6/30/2025. (4) Represents total cumulative Cheniere LNG cargoes exported since 2016. 4 Long-Term Contracted Profile Second to None… Not a “TTF ETF” Brownfield Growth Underpinned by High-Quality, Diverse Commercial Portfolio with Decades of Cash Flow Visibility and Stability 35+ Long-term, creditworthy counterparties ~95% Contracted through mid-2030s A- / A3 / A- Weighted-average credit rating of long-term counterparties(1) ~16 Years Weighted-average remaining life of long-term contracts(2)(3) $120+ Billion Remaining fixed-fee revenues through 2050(2)(3) Global LNG Market Positioned for Significant Growth Expected LNG Supply and Regasification Capacity 2024-2030 LNG Production & Share Price Largely Insulated from Gas Price Volatility Gas Prices, LNG Share Price, and Cumulative Cheniere Cargoes Exported Since 2021(4) Global LNG market expected to grow to ~600 MTPA by 2030 with over 2x regasification capacity as liquefaction capacity, highlighting the growing depth of long-term demand for LNG Cumulative Cheniere Cargoes Exported C a rg o e s E xp o rte d

Today’s Announcements >10% Growth of LNG Platform FID of CCL Midscale Trains 8&9 and Debottlenecking Project Cheniere’s Balanced Capital Allocation Supports Accretive Growth on Asset Base and Shareholder Returns for Sustainable Value Creation >10% Growth of LNG Dividend Raising Annualized Dividend to $2.22/share for 3Q 2025 5 (1) Subject to board approval, plan to raise quarterly dividend to $0.555 per common share for 3Q 2025. (1)

Capital Allocation Execution Since 2021

>60 MTPA of Expected LNG Capacity


+~33%
(Million Tonnes Per Annum (MTPA))
65
55
45
35
25
Announced Today
9 Trains
CCL Stage 3
CCL Midscale 8&9 + Debottlenecking
Total FID'd

Share Count Tracking Towards Initial Target of ~200 Million


(Millions of Shares)
260
250
240
230
220
210
200
-13%
1Q'21
2Q'21
3Q'21
4Q'21
1Q'22
2Q'22
3Q'22
4Q'22
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25(1)

Quarterly Dividends Continue to Grow Since Initiation


(Dividend, $ per Common Share)
$0.60
$0.50
$0.40
$0.30
+~68%
+>10%
+15%
+10%
+20%
Initiation
Announced Today (2)
1Q'21
2Q'21
3Q'21
4Q'21
1Q'22
2Q'22
3Q'22
4Q'22
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
3Q'25

Debt Reduction Achieved Investment Grade Across All Entities


(Consolidated Debt, $ in Billions)
$32
$30
$28
$26
$24
$22
-27%
1Q'21
2Q'21
3Q'21
4Q'21
1Q'22
2Q'22
3Q'22
4Q'22
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25(1)

Note: Figures as of March 31, 2025, unless otherwise noted.
(1) As of 1Q 2025 10-Q filing cover date of May 1, 2025.
(2) Subject to board approval.

6

CHENIERE

FID of CCL Midscale Trains 8&9 & Debottlenecking Project Today

Advantaged Brownfield Construction of ~5 MTPA



Midscale 8&9
Cost-Advantaged Brownfield Project; No Need for Additional Berths, Tanks, or Pipelines

30+ MTPA Platform[1] >90% Contracted with Creditworthy Counterparties

Cheniere's Disciplined Investment Parameters

Lump Sum Turnkey Project Development

Enhanced project cost and cash flow visibility through lump sum turnkey EPC contracts

✓ ~$2.9B LSTK EPC contract with Bechtel

Highly Contracted

Targeting ~90% liquefaction capacity contracted long-term with creditworthy counterparties prior to FID

✓ ~90% contracted with diverse portfolio of creditworthy counterparties

Value Accretive

Attractive unlevered returns under run-rate LNG market scenarios and exceeds CEI cost of equity / return in stock

✓ >10% unlevered IRR and ~6-7x capex/EBITDA at contracted margin levels

Credit Accretive

Committed to conservative funding that enhances Investment Grade balance sheet (<4x Debt/EBITDA)

✓ Deleveraging in run-rate with no additional debt raised beyond existing term loan

Primary Focus Always on Sustainably Growing Long-Term Value per Share, Never Just on Increasing MTPA

(1) Includes CCL Trains 1-3, Stage 3, Midscale Trains 8&9 and debottlenecking.

7

CHENIERE

CCL Stage 3 Total Cost CCL Stage 3 Spent To-Date CCL Stage 3 Remaining Spend CCL Midscale 8&9 + Debottlenecking Total Cost CCL Midscale 8&9 + Debottlenecking Spent To-Date Total Remaining Spend CCH Term Loan Available Cheniere Remaining Equity Spend 8 Expected Timing of Capacity AdditionsRevised Run-Rate Production Guidance Outlook for Remaining Corpus Christi Capex Spend ($ in billions) Expected >10% Increase in Run-Rate Liquefaction Capacity ~$7 ~$5 ~$2 ~$3 <$1 ~$5 ~$3 <$2 45 50 55 60 65 Today 2H 2025 2026 2028 Run-Rate (M il li o n T o n n e s P e r A n n u m ( M T P A )) 9 Trains + Debottlenecking + Midscale T1 + Midscale T2-3 + Midscale T4-7 + Midscale 8&9 + Debottlenecking ~60 - ~63 MTPA (1) Note: Corpus Christi Liquefaction, LLC (“CCL”), Cheniere Corpus Christi Holdings, LLC (“CCH”). (1) Reflects guaranteed completion dates of Trains 8&9. ~1 MTPA Debottlenecking ~5 MTPA Today’s FID of Midscale 8&9 + Debottlenecking T2 First LNG Achieved

Note: Figures represent capital deployment as of 1Q 2025 10-Q filing cover date of May 1, 2025 under 20/20 Vision Capital Allocation plan announced September 2022. Figures include 1Q 2025 dividends declared April 29, 2025 that was paid May 19, 2025 and may not foot due to rounding. 9 Today’s FID Solidifies 20/20 Vision >$20 >$20 Reaffirming >$20 Billion of Deployment Through 2026 and >$20 / Share Run-Rate DCF ($ in billions) Today’s FID of CCL Midscale Trains 8&9 and Current Share Repurchase Authorization Enables >$20 Per Share of Run-Rate DCF ~$5 ~$5 ~$5 >$1 >$15 >$20 Growth Capex Share Repurchases Debt Paydown Dividends Total Cash Deployed to Date Available Cash Through 2026 Total Cash Deployed Through 2026 ✓ Brownfield Growth ✓ Share Repurchases ✓ Debt Paydown ✓ Dividends ✓

Disciplined Growth Strategy Going Forward

Next Phase of Growth Holds to Cheniere Standard and Retains Optionality

Path to Permit Up To ~100 MTPA Platform in Coming Years

- ✓ Focus is on **permitting all potential brownfield growth** that could be FID'd this decade to **maximize growth optionality**
- ✓ Taking advantage of today's **constructive regulatory environment to ensure through-cycle and opportunistic growth flexibility**

Line of Sight to FID Up To ~75 MTPA Platform This Decade

- ✓ **Brownfield economics** of initial single-train phases at SPL Stage V + CCL Stage IV allow us to hold to standard in current commercial environment
- ✓ **Value and credit accretive is a must:** Attractive unlevered returns under run-rate market scenarios that must always compete with repurchasing stock
- ✓ **Highly contracted de-risks growth:** Target ~90% contracted long-term with creditworthy counterparties to earn returns and manage any commodity volatility

Phase 1 of SPL Stage V + Phase 1 of CCL Stage IV

- ✓ **Initial single-train phases** at SPL and CCL to add **~11 – ~12 MTPA,** taking advantage of **brownfield positioning**
- ✓ **No new tanks, berths or pipelines needed**
- ✓ Further builds out existing infrastructure scale to provide future **brownfield optionality to grow up to ~100 MTPA**

10

CHENIERE

Pipeline of Accretive Liquefaction Growth

Near-Term Growth
>60 MTPA Platform

CCL Stage 3 Trains 1-7


✓ FID'd and Under Construction
✓ Train 1 Substantial Completion Achieved March 2025 with 83.8% Project Completion(1)
~10+ MTPA

CCL Midscale Trains 8&9


✓ FID'd and Under Construction
✓ Cost-Advantaged Brownfield Project With No Need for Additional Berths, Tanks, or Pipelines
~5 MTPA(2)

Longer-Term Growth
Potential for Up to ~100 MTPA Platform

SPL Stage V Expansion


Up to ~20 MTPA(2)

CCL Stage IV Expansion


CCL Stage IV Development Site
Up to ~20 MTPA(2)

Cheniere Total Current, Expected & Potential Future Liquefaction Capacity


Path to FID up to 75 MTPA this decade
>46 mtpa
~60 - ~63 mtpa
Up To ~75 mtpa
Up To ~100 mtpa
Longer-Term Potential Growth
Ph1 Expansions
CCL Midscale 8&9
CCL Stage 3
CCL T1-3
SPL T1-6
In Operation Today
+ Under Construction
+ Line-of-Sight Growth
+ Longer-Term Potential Growth

(1) CCL Stage 3 Project completion percentage as of April 30, 2025 and reflects: engineering 98.5% complete, procurement 99.8% complete, subcontract work 90.1% complete and construction 57.3% complete.
(2) Inclusive of debottlenecking potential.

11

CHENIERE

On Track to Deploy >$25B This Decade and Reach >$25 / Share of Run-Rate DCF

>$25 Billion of Available Cash Through End of Decade…



>$25B
Rem. 2025 Avail. Cash
2026
2027
2028
2029
2030
Available Cash

…with Equity Capex Covered and >$15 Billion for Further Capital Allocation



>$25B
Available for Shareholder Returns and Balance Sheet
>$15B
Available Cash
Stage 3
Midscale 8&9 +Debottlenecking
SPL V Ph. 1 + CCL IV Ph. 1
~50% Project Leverage
Post-Growth Cap. Alloc.

Path to ~$9 Billion of Consolidated Adjusted EBITDA in Run-Rate(1)…



~$6.8B
~$7.7B
~$9.0B
9 Trains + Stage 3
+ Midscale 8&9 + Debottlenecking
Run-Rate EBITDA
SPL V Ph. 1 + CCL IV Ph. 1
Run-Rate EBITDA Projected

…and >$25 of DCF / Share Run-Rate(2)



>$15 Per Share
>$20 Per Share
>$25 Per Share
9 Trains + Stage 3
+ Midscale 8&9 + Debottlenecking
Run-Rate DCF / Share
SPL V Ph. 1 + CCL IV Ph. 1
Run-Rate DCF / Share Projected

Note: Forecast subject to change based upon, among other things, changes in commodity prices. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share and Distributable Cash Flow per Unit are non-GAAP measures. A definition of these non-GAAP measures is included in the appendix.

(1) Consolidated Adjusted EBITDA shown at midpoint of guidance ranges.

(2) DCF per share figures are for illustrative purposes and assume ~222 million shares outstanding for 9 Trains + Stage 3 and ~200 million shares outstanding for other cases.

12

CHENIERE

DCF of >$20 Per Share Solidified Today with Path to >$25 Per Share

Run-Rate Metric ($ billion unless noted)	9 Trains + CCL Stage 3	+ CCL Midscale Trains 8&9 & Debottlenecking	+ SPL Stage V Phase 1 & CCL Stage IV Phase 1
Production (MTPA)	~54 - ~57	~60 - ~63	~71 - ~75
Consolidated Adj. EBITDA	~$6.6 - ~$7.0	~$7.3 - ~$8.0	~$8.6 - ~$9.4
Consolidated Leverage (Debt / EBITDA)	<4.0x	<4.0x	<4.0x
DCF	~$3.5 - ~$3.7	~$4.0 - ~$4.5	~$4.8 - ~$5.4
DCF / Share ($ / Share)	~$16 - ~$17	~$20 - ~$22	~$24 - ~$27
Share Count (in millions)[(1)]	~220	~200	~200

EBITDA Sensitivity ($ billion)			
+$1 / MMBtu Change in CMI Margin (~90% Contracted)[(2)]	*+~$ 0.2*	*+~$ 0.3*	*+~$ 0.4*

~$9 Billion Run-Rate Consolidated Adjusted EBITDA with >$15 Billion of Available Cash for Shareholder Returns Post-Growth Capex

Note: Numbers may not foot due to rounding. Assumes CMI open capacity sales at marketing margin of $2.50 - $3.00 / MMBtu, indicative of current contracting levels on a long-term basis before lifting margin. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share and Distributable Cash Flow per Unit are non-GAAP measures. A definition of these non-GAAP measures is included in the appendix.

(1) Share counts and DCF per share figures are for illustrative purposes. Per share impacts of incremental repurchases assumed to reflect repurchases completed at $230 / share and assumes ~222 million S/O for 9 Trains + Stage 3 and ~200 million S/O for other cases.

(2) Growth case beyond 9 Train + CCL Stage 3 + CCL Midscale Trains 8&9 + Debottlenecking illustratively assumes 10% open capacity on total production at midpoint.

13

CHENIERE

Disciplined Accretive Growth Strict Investment Parameters Ensure Accretive Deployment of Capital to Growth LSTK EPC + Highly Contracted Structure to meet Cheniere’s Growth Standard of Risk-Adjusted Value and Credit Accretion Positive FID of CCL Midscale Trains 8&9 in June 2025 Potential for Further Brownfield Development at SPL and CCL up to 100 MTPA Self-Funded and Leverage Levels Enable Credit Accretion Sustained and Growing Dividend Committed to 10% Annual Growth Through Decade to Achieve ~20% Payout Ratio ~20% Dividend Increase in 3Q 2022 ~10% Dividend Increase in 3Q 2023 ~15% Dividend Increase in 2024 To Dividend of $2 / Share, Annualized__ >10% Dividend Increase Planned for 3Q 2025 Representing $2.22 Annualized(3) __ >50% Payout Ratio Inclusive of Share Buybacks __ Deployed >$5 Billion Since 2021(1) in Midstream Industry-Leading Share Repurchase Program Remaining Authorization of >$3 Billion Through 2027(2) Plan to Seek Incremental Board Authorizations Over Time Allow Shareholders to Own More of SPL & CCL Share Repurchases Remain Primary Mechanism For Shareholder Returns Through Decade Opportunistic and Flexible Share Repurchases ~$9 Billion of Debt Principal Repaid Since 2021__ Investment Grade Ratings Fortified Across Corporate Structure __ Targeting <4.0x Run-Rate Leverage Throughout Complex __ Creates Incremental Long-Term Equity Value for Shareholders and Durability __ Target Leverage <4.0x Through-Cycle To Maintain Mid-to-High-BBB Investment Grade Ratings Maintaining Strong Balance Sheet (1) Figure represents capital deployment as of 1Q 2025 10-Q filing cover date of May 1, 2025 under 20/20 Vision Capital Allocation plan announced September 2022. (2) At 3/31/2025. (3) Subject to board approval.14 Cheniere: A Long-Term Steward of Capital and Sustainable Value Creation >$25B to Deploy Through 2030

Appendix

($ billions, unless otherwise noted) 9 Trains + Stage 3 (Full Year) 9 Trains + Stage 3 + CCL Midscale 8&9 + Debottlenecking (Full Year) 9 Trains + Stage 3 + CCL Midscale 8&9 + Debottlenecking + CCL Stage IV Phase 1 + SPL Stage V Phase 1 (Full Year) Liquefaction Production Capacity (MTPA) 54 – 57 60 – 63 71 – 75 CEI Consolidated Adjusted EBITDA $6.6 - $7.0) $7.3 - $8.0 $8.6 - $9.4 Less: Distributions to CQP Non-Controlling Interest $(1.0) $(1.0) - $(1.1) $(1.1) - $(1.2) Less: CQP / SPL Interest Expense / Maintenance Capex / Other $(0.8) $(0.8) $(0.9) Less: CEI / CCH Interest Expense / Maintenance Capex / Income Taxes / Other $(1.3) - $(1.4) $(1.5) - $(1.6) $(1.7) - $(1.8) CEI Distributable Cash Flow $3.5 - $3.7) $4.0 - $4.5 $4.8 - $5.4 CQP Distributable Cash Flow Per Unit $3.95 - $4.15 $4.00 - $4.25 $4.60 - $4.90 16 Run-Rate Guidance Update Assumes CMI Run-Rate of $2.50 - $3.00 / MMBtu Note: Numbers may not foot due to rounding. Additional assumptions include 80/20 profit-sharing tariff with SPL/CCH projects, $3.00 / MMBtu Henry Hub, ~18% effective tax rate, 5.00% interest rates for refinancings, completion of $500 million of future debt paydown at CQP with no debt paydown thereafter, and CMI open capacity sales at marketing margin of $2.50 - $3.00 / MMBtu, indicative of current contracting levels on a long-term basis before lifting margin. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share and Distributable Cash Flow per Unit are non-GAAP measures. A definition of these non-GAAP measures is included in the appendix. We have not made any forecast of net income on a run rate basis, which would be the most directly comparable measure under GAAP, in part because net income includes the impact of derivative transactions, which cannot be determined at this time, and we are unable to reconcile differences between these run rate forecasts and net income.

Cheniere Corporate Structure



Cash Balance: ~$2.7B[1]
Cheniere Energy, Inc.
$1.5B Notes due 2028 (4.625%)
$1.5B Notes due 2034 (5.650%)
$1.25B Unsecured Revolving Credit Facility due 2026
Cheniere Energy, Inc. (NYSE: LNG)
CQP GP (& IDRs)
Cheniere Marketing
Cheniere Corpus Christi Holdings
Cheniere Corpus Christi Holdings, LLC
~$1.20B Notes due 2027 (5.125%)
~$1.13B Notes due 2029 (3.700%)
~$2.54B Notes due 2039[2]
$1.5B Working Capital Facility due 2027
~$3.3B Term Loan Credit Facility[3]
Cheniere Energy Partners, L.P.
$1.5B Notes due 2029 (4.500%)
$1.5B Notes due 2031 (4.000%)
$1.2B Notes due 2032 (3.250%)
$1.4B Notes due 2033 (5.950%)
$1.2B Notes due 2034 (5.750%)
$1.0B Senior Unsecured Revolving Credit Facility due 2028
Cheniere Energy Partners, L.P. (NYSE: CQP)
Cash Balance: ~$0.2B[1]
Corpus Christi Liquefaction
Cheniere Corpus Christi Pipeline
CCL Midscale 8 & 9 novated to CCL in connection with positive FID
Sabine Pass LNG
Cheniere Creole Trail Pipeline
Sabine Pass Liquefaction
Sabine Pass Liquefaction, LLC
$1.5B Notes due 2026 (5.875%)
$1.5B Notes due 2027 (5.000%)
$1.35B Notes due 2028 (4.200%)
$2.0B Notes due 2030 (4.500%)
~$1.78B Notes due 2037[4]
$1.0B Senior Secured Revolving Credit Facility due 2028
Publicly Traded Equity
Operating Entity
Non-Operating Entity

Total Consolidated Debt Outstanding[5]: ~$22.8 Billion

Note: As of 3/31/25. This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere. Total commitments for Term Loan, Credit, and Working Capital facilities are shown above and are inclusive of undrawn balances.

1. Total cash balance, inclusive of $ 0.4 billion of restricted cash, as of March 31, 2025. LNG balance does not include total cash of $0.2 billion, inclusive of $0.1 billion of restricted cash, held by CQP.
2. Includes 4 separate tranches of notes reflecting a weighted-average interest rate of 3.788%.
3. Matures the earlier of June 2029 or two years after substantial completion of the last train of CCL Stage 3.
4. Includes 8 separate tranches of notes reflecting a weighted-average interest rate of 4.746%.
5. Reflects total debt inclusive of current portion, before unamortized discount, debt issuance costs and cash and cash equivalents. See Note 8 in the Cheniere Energy, Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the Securities and Exchange Commission.

17

CHENIERE

Regulation G Reconciliations This presentation contains non-GAAP financial measures. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share, and Distributable Cash Flow per Unit are non-GAAP financial measures that we use to facilitate comparisons of operating performance across periods. These non-GAAP measures should be viewed as a supplement to and not a substitute for our U.S. GAAP measures of performance and the financial results calculated in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated. Consolidated Adjusted EBITDA is commonly used as a supplemental financial measure by our management and external users of our consolidated financial statements to assess the financial performance of our assets without regard to financing methods, capital structures, or historical cost basis. Consolidated Adjusted EBITDA is not intended to represent cash flows from operations or net income as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies. We believe Consolidated Adjusted EBITDA provides relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operating performance in a manner that is consistent with management’s evaluation of financial and operating performance. Consolidated Adjusted EBITDA is calculated by taking net income attributable to Cheniere before net income attributable to non-controlling interests, interest expense, net of capitalized interest, taxes, depreciation, amortization and accretion expense, and adjusting for the effects of certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, including the effects of modification or extinguishment of debt, impairment expense, gain or loss on disposal of assets, changes in the fair value of our commodity and FX derivatives prior to contractual delivery or termination, and non-cash compensation expense. The change in fair value of commodity and FX derivatives is considered in determining Consolidated Adjusted EBITDA given that the timing of recognizing gains and losses on these derivative contracts differs from the recognition of the related item economically hedged. We believe the exclusion of these items enables investors and other users of our financial information to assess our sequential and year-over-year performance and operating trends on a more comparable basis and is consistent with management’s own evaluation of performance. Distributable Cash Flow is defined as cash generated from the operations of Cheniere and its subsidiaries and adjusted for non-controlling interests. The Distributable Cash Flow of Cheniere’s subsidiaries is calculated by taking the subsidiaries’ EBITDA less interest expense, net of capitalized interest, taxes, maintenance capital expenditures and other non-operating income or expense items, and adjusting for the effect of certain non-cash items and other items not otherwise predictive or indicative of ongoing operating performance, including the effects of modification or extinguishment of debt, amortization of debt issue costs, premiums or discounts, impairment of equity method investment and deferred taxes. Cheniere’s Distributable Cash Flow includes 100% of the Distributable Cash Flow of Cheniere’s wholly-owned subsidiaries. For subsidiaries with non-controlling investors, our share of Distributable Cash Flow is calculated as the Distributable Cash Flow of the subsidiary reduced by the economic interest of the non-controlling investors as if 100% of the Distributable Cash Flow were distributed in order to reflect our ownership interests and our incentive distribution rights, if applicable. The Distributable Cash Flow attributable to non-controlling interests is calculated in the same method as Distributions to non-controlling interests as presented on Statements of Stockholders’ Equity. This amount may differ from the actual distributions paid to non-controlling investors by the subsidiary for a particular period. CQP Distributable Cash Flow is defined as CQP Adjusted EBITDA adjusted for taxes, maintenance capital expenditures, interest expense net of capitalized interest, and interest income. Distributable Cash Flow per Share and Distributable Cash Flow per Unit are calculated by dividing Distributable Cash Flow by the weighted average number of common shares or units outstanding. We believe Distributable Cash Flow is a useful performance measure for management, investors and other users of our financial information to evaluate our performance and to measure and estimate the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and expending sustaining capital, that could be considered for deployment by our Board of Directors pursuant to our capital allocation plan, such as by way of common stock dividends, stock repurchases, retirement of debt, or expansion capital expenditures.1 Distributable Cash Flow is not intended to represent cash flows from operations or net income as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies. Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP and should be evaluated only on a supplementary basis. Note: We have not made any forecast of net income on a run rate basis, which would be the most directly comparable financial measure under GAAP, in part because net income includes the impact of derivative transactions, which cannot be determined at this time, and we are unable to reconcile differences between run rate Consolidated Adjusted EBITDA and Distributable Cash Flow and income. 1 Capital spending for our business consists primarily of: • Maintenance capital expenditures. These expenditures include costs which qualify for capitalization that are required to sustain property, plant and equipment reliability and safety and to address environmental or other regulatory requirements rather than to generate incremental distributable cash flow; and • Expansion capital expenditures. These expenditures are undertaken primarily to generate incremental distributable cash flow and include investment in accretive organic growth, acquisition or construction of additional complementary assets to grow our business, along with expenditures to enhance the productivity and efficiency of our existing facilities. Reconciliation to Non-GAAP Measures 18

© 2024 Cheniere Energy, Inc. All Rights Reserved Investor Relations Contacts Randy Bhatia Vice President, Investor Relations and Communications – (713) 375-5479, randy.bhatia@cheniere.com Frances Smith Director, Investor Relations – (713) 375-5753, frances.smith@cheniere.com John Naumovski Lead Analyst, Investor Relations – (713) 375-5087, john.naumovski@cheniere.com